Exhibit 10.5

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN. THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

SPIRITS CAPITAL CORPORATION

Subscription Agreement

Accredited Investors Only

Spirits Capital Corporation

100 Bayview Circle, Suite 4100

Newport Beach, CA 92660

Ladies and Gentlemen:

The undersigned investor (“Investor”) understands that Spirits Capital Corporation, a corporation organized under the laws of Delaware (the “Company”), is offering up to                     shares of its common stock, par value $0.0001 per share (the “Securities”) in a private placement at the per share offering price of $1.00. This offering is being made on a “best efforts” basis. There is no minimum purchase requirement or minimum requirement for funding. Closings will be made on a rolling basis. Funds will be made available to the Company immediately upon each closing for use as specified herein. The undersigned further understands that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1. Definitions. Capitalized terms not otherwise defined herein have the meanings set forth below:

(a) “Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena, or investigation of any nature, civil, criminal, administrative, regulatory, or otherwise, whether at law or in equity.

(b) “Commission” means the U.S. Securities and Exchange Commission.

(c) “Disclosure Documents” means the Disclosure Statements Pursuant to the Pink Basic Disclosure Guidelines for the fiscal year ended December 31. 2023 and the quarterly period ended March 31, 2024 as posted on otcmarkets.com, inclusive of the Financial Statements.

(d) “Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

(e) “Financial Statements” means the Company’s audited financial statements for the fiscal year ended December 31, 2023 and its unaudited financial statements for the quarterly period ended March 31, 2024.

(f) “GAAP” means United States generally accepted accounting principles in effect from time to time.

(g) “Governmental Authority” means any federal, state, local, or foreign government, or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations, or orders of such organization or authority have the force of Law), or any arbitrator, court, or tribunal of competent jurisdiction.

(h) “Intellectual Property” means any and all trademarks and domain names; original works of authorship and related copyrights; trade secrets, whether or not patentable; designs and inventions and related patents; and similar intangible property in which any Person holds proprietary rights, title, interests, or protections, however arising, pursuant to the Laws of any jurisdiction throughout the world, all applications, registrations, renewals, issues, reissues, extensions, divisions, and continuations in connection with any of the foregoing and the goodwill connected with the use of and symbolized by any of the foregoing.

(i) “Knowledge of the Company or the Company’s Knowledge” or any other similar knowledge qualification, means the actual or constructive knowledge of any director or officer of the Company, after due inquiry.

(j) “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement, or rule of law of any Governmental Authority.

(k) “Liabilities” means liabilities, obligations, or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured, or otherwise of a type required to be reflected on a balance sheet prepared in accordance with GAAP.

(l) “Material” means any event, occurrence, fact, condition, or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to the business, results of operations, prospects, condition (financial or otherwise), or assets of the Company.

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(m) “Maximum Offering Amount”                    Securities for aggregate gross proceeds to the Company of $                 .

(n) “Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity.

(o) “Securities” means shares of common stock, $0.0001 par value, of the Company.

(p) “Subscription Agreement” means this Subscription Agreement.

(q) “Tax Return” means any return, declaration, report, claim for refund, information return or statement, or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(r) “Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto and any interest in respect of such additions or penalties.

(s) “Transfer Agent” means Continental Stock Transfer and Trust.

2. Subscription. Subject to the terms and conditions hereof and the provisions of the Disclosure Documents, the Investor hereby irrevocably subscribes for the Securities set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A, which is payable as described in Section 5 hereof. The Investor acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Subscription Agreement.

3. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the Investor at the Closing referred to in Section 4 hereof. Subscriptions need not be accepted in the order received, and the Securities may be allocated among investors. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any Person who is a resident of a jurisdiction in which the issuance of Securities to such Person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

4. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of the Company at such time and place as the Company may designate by notice to the Investor.

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5. Payment for Securities. Payment for the Securities shall be received by the Company from the Investor by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, at the per share offering price of $1.00, in the aggregate amount as set forth in Appendix A hereto. The Company shall deliver evidence of the digital book entry of the number of the Securities purchased by Investor verified by the Transfer Agent, which book entry shall bear a notation that the Securities are “restricted securities” sold in reliance upon an exemption from registration under the Securities Act.

6. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a) Organization, Qualification and Authority of the Company. The Company has been duly incorporated and is validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) Legal, Valid and Binding Obligation. The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable. The execution and delivery by the Company of this Subscription Agreement and the consummation of the transactions contemplated hereby (including the issuance, sale and delivery of the Securities) are within the Company’s powers and have been duly authorized by all necessary corporate action on the part of the Company. Upon full execution of this Subscription Agreement, this Subscription Agreement shall constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) with respect to provisions relating to indemnification and contribution, as limited by considerations of public policy and by federal law or State Securities Laws.

(c) Financial Statements. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved, subject, in the case of the interim financial statements, to normal and recurring year-end adjustments and the absence of notes. The Financial Statements fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated.

(d) Capitalization. The authorized capital stock of the Company consists of 500,000,000 shares of common stock, $0.0001 par value, and 1,000,000 shares of preferred stock. As of March 31, 2024, 103,020,020 shares of common stock were issued and outstanding, no shares of preferred stock, $0.0001 par value, had been issued, and warrants to purchase an aggregate of 706,750 shares of common stock were outstanding. 25,000,000 shares are reserved for issuance under the Company’s equity incentive plan.

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(e) Intellectual Property. To the Company’s Knowledge, the Company owns all right, title, and interest in and to the Company Intellectual Property, free and clear of Encumbrances. The Company is in full compliance with all legal requirements applicable to the Company Intellectual Property and the Company’s ownership and use thereof.

(f) Broker Fees. The Company may pay customary brokerage, finder’s or other fees or commission in connection with the transactions contemplated by this Subscription Agreement.

(g) Use of Proceeds. The proceeds from the issuance of the Securities shall be used by the Company to fund operations and for working capital and general corporate purposes. Management shall have broad discretion regarding the use of proceeds. For clarity, proceeds from the issuance of the Securities may be used to pay fees, salaries, bonuses, benefits and perquisites of officers and directors of the Company.

(h) No Disagreements with Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and its accountants formerly or presently employed by the Company, and the Company is current with respect to any fees owed to its accountants.

(i) No Undisclosed Liabilities. The Company has no undisclosed Liabilities, except those which have been incurred in the ordinary course of business consistent with past practice since March 31, 2023 and which are not, individually or in the aggregate, Material.

(j) Tax Returns. The Company has timely filed all Tax Returns that it was required to file. All such Tax Returns were complete and correct in all respects. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been timely paid. The Company has withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, shareholder, or other party, and complied with all information reporting and backup withholding provisions of applicable Law. No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company. All deficiencies asserted, or assessments made, against the Company as a result of any examinations by any taxing authority, to the extent Material. have been fully paid. The Company is not a party to any Action by any taxing authority. There are no pending or threatened Actions by any taxing authority.

(k) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than the filing of Form D with the Commission and applicable blue sky filings required by State Securities Laws.

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(i) No Bad Actor Disqualification. Neither the Company, any predecessor of the Company; any affiliated Company; any director, executive officer, other officer participating in the offering; beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; promoter connected with the Company in any capacity at the time of the offering; any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of investors in connection with the sale of Securities; any general partner or managing member of any such investment manager or solicitor; or any director, executive officer or other officer participating in the offering of any such investment manager or solicitor or general partner or managing member of such investment manager or solicitor is subject to any “bad actor” disqualification events described in Rule 506(d)(1)(i) to (viii) under the Securities Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to confirm that no matters that would have triggered bad actor disqualification under paragraph 506(d)(1) occurred before September 23, 2013.

7. Representations and Warranties of the Investor. The Investor hereby represents and warrants to and covenants with the Company that:

(a) General.

(i) The Investor has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the Investor hereunder, and such purchase will not contravene any law, rule, or regulation binding on the Investor or any investment guideline or restriction applicable to the Investor.

(ii) The Investor is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other Person.

(iii) The Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which the Investor purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Investor is subject or in which the Investor makes such purchases or sales, and the Company shall have no responsibility therefor.

(b) Information Concerning the Company.

(i) The Investor has received a copy of the Disclosure Documents. The Investor has not been furnished any offering literature other than the Disclosure Documents, and the Investor has relied only on the information contained therein.

(ii) The Investor understands and accepts that the purchase of the Securities involves various risks and uncertainties. The Investor represents that it is able to bear any loss associated with an investment in the Securities.

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(iii) The Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment or tax advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided in the Disclosure Documents or otherwise by the Company or any of its affiliates shall not be considered investment or tax advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Investor in deciding to invest in the Securities. The Investor acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the Investor’s authority to invest in the Securities.

(iv) The Investor is familiar with the business and financial condition and operations of the Company, all as generally described in the Disclosure Documents. The Investor has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(v) The Investor understands, as shown in the Financial Statements, the Company generated net losses of $1,117,423 and $547,466 during the three months ended March 31, 2024 and 2023, respectively. The Company did not generate any revenue from product sales during the three months ended March 31, 2024 and 2023. As of March 31, 2024, the Company’s current assets exceeded its current liabilities by $1,299,724. As of March 31, 2024, the Company had $1,138,170 of cash.

(vi) The Investor understands that the Company will require additional funding during the next twelve months to finance the growth of its current operations and achieve its strategic objectives.

(vii) The Investor understands that, unless the Investor notifies the Company in writing to the contrary at or before the Closing, each of the Investor’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

(viii) The Investor acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering. This Subscription Agreement shall thereafter have no force or effect, and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to the Investor.

(ix) The Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

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(x) No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Subscription Agreement based upon arrangements made by or on behalf of the Investor.

(xi) Investor is not subject to any “bad actor” disqualification events described in Rule 506(d)(1)(i) to (viii) under the Securities Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3).

(xii) Investor understands that the Company has not retained any independent professionals to review or comment on this offering on behalf of, or to otherwise protect the interests of, the investors hereunder. Although the Company has retained its own counsel, neither such counsel nor any other counsel has made, on behalf of the Investors, any independent examination of any factual matters represented by management herein or in the documents provided herewith, and investors have not relied on the counsel retained by the Company with respect to any matters herein described.

(xiii) Investor understands that the materials on the website: spiritscap.com and any investment summary, presentation or similar document which Investor may have been shown or of which Investor may have been furnished a copy, is not a prospectus, private placement offering circular, or similar document. Any such document was not prepared, and Investor understands that any such document was not prepared, with the purpose of providing full and accurate disclosure to investors about an investment in the Securities. Investor understands that any such document has been furnished only as part of an overall furnishing of information about an investment in the Securities and Investor has viewed such information with a critical frame of mind and, to the extent that information contained in any such document was deemed by Investor to be important information in making an investment decision, Investor has discussed such information with such personnel of the Company in order to form a better judgment regarding the accuracy and adequacy of such information.

(c) Non-Reliance.

(i) The Investor represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents that are described in the Disclosure Documents shall not be considered investment advice or a recommendation to purchase the Securities.

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(ii) The Investor confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the Investor regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the Investor is not relying on the advice or recommendations of the Company and the Investor has made its own independent decision that the investment in the Securities is suitable and appropriate for the Investor.

(iii) The Investor hereby acknowledges that (i) projections are inherently subject to substantial and numerous uncertainties and to a wide variety of significant business, economic. and competitive risks, and the assumptions underlying the projections may be inaccurate in any material respect, (ii) the Investor is familiar with such uncertainties, risks, and potential inaccuracies and takes full responsibility for making its own evaluation of the adequacy and accuracy of all projections (including the reasonableness of the assumptions underlying such projections), (iii) the actual results achieved may vary significantly from the forecasts, and the variations may be material, and (iv) the projections have not been compiled, audited, or examined by independent accountants and have not been prepared in accordance with GAAP. Therefore, the Company makes no representations or warranties whatsoever regarding such projections, their accuracy, or the Company’s ability to achieve forecasted results and the Investor shall have no claim against the Company or any other Person with respect thereto.

(iv) Investor acknowledges and agrees that the Company’s common stock is quoted on the OTC Markets Pink Market and there is a very limited public market for the Securities and that there is no guarantee that a market for their resale will ever exist. Investor must bear the economic risk of this investment indefinitely.

(d) Status of Investor.

(i) The Investor has such knowledge, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the Investor’s own professional advisors, to the extent that the Investor has \deemed appropriate, the Investor has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The Investor has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the Investor is able to bear the risks associated with an investment in the Securities, and it is authorized to invest in the Securities.

(ii) The Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Investor agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal law and State Securities Laws in connection with the purchase and sale of the Securities. The Investor acknowledges that the Investor has completed the Accredited Investor Representation Letter contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the Investor to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

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(iii) If Investor is not a United States Person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(e) Restrictions on Transfer or Sale of Securities.

(i) The Investor is acquiring the Securities solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The Investor understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Investor and of the other representations made by the Investor in this Subscription Agreement. The Investor understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The Investor understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and the Investor understands that the Company has no obligation or intention to register any of the Securities or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder (including pursuant to Rule 144 thereunder). Accordingly, the Investor understands that under the Commission’s rules, the Investor may dispose of the Securities only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities,” subject to the same limitations that apply to the Securities in the hands of the Investor. Consequently, the Investor understands that the Investor must bear the economic risks of the investment in the Securities for an indefinite period of time.

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(iii) The Investor agrees: (A) that the Investor will not sell, assign, pledge, give, transfer, or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable State Securities Laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of State Securities Laws; (B) that any book entry or certificate representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities, except upon compliance with the foregoing restrictions.

8. Conditions to Obligations of the Investor and the Company. The obligations of the Investor to purchase and pay for the Securities specified in Appendix A and of the Company to sell those Securities, are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 6 hereof and of the Investor contained in Section 7 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing.

9. Obligations Irrevocable. The obligations of the Investor shall be irrevocable.

10. Legend. Any book entry or certificate representing the Securities sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.”

11. Piggyback Registration Rights. Whenever the Company proposes to register the offer and sale of any shares of its common stock under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) in connection with any dividend or distribution reinvestment or similar plan), or (iv) in connection with a transaction that contractually restricts inclusion of the Securities, whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall use commercially reasonable efforts to include the Securities in such Piggyback Registration Statement, subject to underwriter and SEC cut-backs.

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12. Market Stand-off. Investor agrees Investor will not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any common stock (or other securities) of the Company held by the Investor during the one hundred eighty (180) day period following the effective date of a registration statement filed under the Securities Act (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The Company may impose stop-transfer instructions and may notate each such certificate or book entry with a legend indicating that the securities represented by such certificate or book entry are subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period. The Investor agrees to execute a market stand-off agreement with the underwriters in the offering in customary form consistent with the provisions of this Section 12.

13. Indemnification. Investor agrees to indemnify and hold harmless the Company each Person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, and their officers, directors, employees, agents, counsel and affiliates against any loss, liability, claim, damage, cost and expense whatsoever (including but not limited to any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any breach of any of the Investor’s representations or warranties hereunder or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to any of the foregoing in connection with the Securities and the transactions contemplated hereby. The provisions of this Section 13 will survive execution of this Subscription Agreement, indefinitely.

14. Changes Affecting Stock. If any recapitalization or other transaction affecting the stock of the Company is effected, then any new, substituted or additional securities or other property which is distributed with respect to the Securities shall be immediately subject to this Subscription Agreement, to the same extent that the Securities, immediately prior thereto, shall have been covered by this Subscription Agreement.

15. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

16. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Investor without the prior written consent of the other party, and any attempted assignment without such prior written consent shall be void.

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17. Waiver of Jury Trial. THE INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

18. Governing Law. This Subscription Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to the conflicts of laws principles thereof, except for matters arising under federal securities laws. Each of the Investor and the Company consents to the jurisdiction of any state or federal court of competent jurisdiction located within the County of Orange, State of California and irrevocably agrees that all actions or proceedings relating to this Subscription Agreement may be litigated in such courts unless otherwise required under federal securities laws. Each of the Investor and the Company further irrevocably consents to the service of process out of any of the aforementioned courts in the manner and at the address specified in Section 20.

19. Section and Other Headings. Section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

20. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

21. Notices. Notice, requests, demands and other communications relating to this Subscription Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given if and when (a) delivered personally, on the date of such delivery; or (b) mailed by registered or certified mail, postage prepaid, return receipt requested, in the third day after the posting thereof; or (c) emailed, telecopied or cabled, on the date of such delivery to the address of the respective parties as follows:

If to the Company:	100 Bayview Circle, Suite 4100 Newport Beach, CA 92660 E-mail: todd@spiritscap.com Attention: Todd Sanders, Chief Executive Officer

with a copy (which will not constitute notice) to:	Barton LLP E-mail: rqashu@bartonesq.com Attention: Ruba Qashu

If to the Purchaser:	As set forth on the signature page hereof

22. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

23. Survival. All representations and warranties of Investor contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Disclosure Documents which are not material or which are to the benefit of the Investor, and (iii) the death or disability of the Investor. Sections 11-23, 25, 26 and 27 shall survive indefinitely.

13

24. Notification of Changes. The Investor hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the Investor contained in this Subscription Agreement to be false or incorrect.

25. Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Subscription Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Subscription Agreement in such jurisdiction or the validity, legality or enforceability of this Subscription Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

26. Entire Agreement. This Subscription Agreement and its appendices and the Disclosure Documents supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

27. No Third Party Beneficiaries. The terms and provisions of this Subscription Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer, and no provision hereof shall confer, third-party beneficiary rights upon any other Person.

[signature page follows]

14

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this [DAY] OF [MONTH], [YEAR].

INVESTOR (if an individual):	INVESTOR (if an entity):

Legal Name of Entity

Name:

By
Name:
Title:

Address: ________________________________________________________________

Email: __________________________________________________________________

State/Country of Domicile or Formation: ______________________________________

Aggregate Subscription Amount: US$_________________________________________

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to __________ shares of common stock.

SPIRITS CAPITAL CORPORATION

By
Name:	Todd Sanders
Title:	Chief Executive Officer

15

APPENDIX A

Consideration to be Delivered

Securities to Be Acquired	Aggregate Purchase Price to be Paid

_________ shares of common stock	US$ ___________

A-1

APPENDIX B

ACCREDITED INVESTOR REPRESENTATION LETTER

Dear Spirits Capital Corporation:

I am submitting this Accredited Investor Representation Letter (the “Letter”) in connection with the offering of common stock (the “Securities”) of Spirits Capital Corporation (the “Company”). I understand that the Securities are being sold only to accredited investors (“Accredited Investors”) as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

I hereby represent and warrant to the Company that I qualify as an Accredited Investor on the basis that:

(You must choose Part A or B below and check the applicable boxes.)

A.	I am a NATURAL PERSON and: (An investor using this Part A must check box (1), (2), (3), (4), (5), (6) or (7).)

[ ]	(1)

Income Test: My individual income exceeded $200,000 in each of the two most recent years or my joint income together with my spouse or spousal equivalent (as defined in Rule 501(j) under the Securities Act) (“Spousal Equivalent”) exceeded $300,000 in each of those years;

and

I reasonably expect to earn individual income of at least $200,000 this year or joint income with my spouse or Spousal Equivalent of at least $300,000 this year.

To support the representation in A(1) above:

(You must check box (a), (b) or (c).)

[ ]	(a)

I will deliver to the Company copies of Form W-2, Form 1099, Schedule K-1 of Form 1065 or a filed Form 1040 for each of the two most recent years showing my income or my joint income with my spouse or Spousal Equivalent as reported to the Internal Revenue Service for each of those years. I understand that I may redact such documents to avoid disclosing personally identifiable information, such as Social Security numbers, that is not necessary to confirm annual income.

OR

[ ]	(b)

My salary or my joint salary with my spouse or Spousal Equivalent is publicly available information that has been reported in a document made available by the U.S. government or any state or political subdivision thereof (for example, reported in a filing with the Securities and Exchange Commission) and I will deliver to the Company copies of such publicly available materials identifying me or me and my spouse or Spousal Equivalent by name and disclosing the relevant salary information for each of the two most recent years.

OR

[ ]	(c)	In accordance with the procedures described below under the heading “Independent Third-Party Verification,” I will assist in arranging for a registered broker-dealer, SEC-registered investment adviser, licensed attorney or certified public accountant to deliver to the Company written confirmation of my status as an Accredited Investor based on my individual income or my joint income together with my spouse or Spousal Equivalent.

[ ]	(2)	Net Worth Test: My individual net worth, or my joint net worth together with my spouse or Spousal Equivalent, exceeds $1,000,000. For these purposes, “net worth” means the excess of:

●	my total assets at fair market value (including all personal and real property, but excluding the estimated fair market value of my primary residence)

minus

●	my total liabilities.

For these purposes, “liabilities”:

●	exclude any mortgage or other debt secured by my primary residence in an amount of up to the estimated fair market value of that residence; but

●	include any mortgage or other debt secured by my primary residence in an amount in excess of the estimated fair market value of that residence.

For these purposes, “joint net worth” can be the aggregate net worth of me and my spouse or Spousal Equivalent; assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard does not require that the securities be purchased jointly.

I confirm that my total individual liabilities, or my total joint liabilities together with my spouse or Spousal Equivalent, do not exceed $________________. I represent that all liabilities necessary to determine my individual net worth, or my joint net worth together with my spouse or Spousal Equivalent, for the purpose of determining my status as an Accredited Investor are reflected in the dollar amount in the preceding sentence.

B-2

In addition, I confirm that I have not incurred any incremental mortgage or other debt secured by my primary residence in the 60 days preceding the date of this Letter, and I will not incur any incremental mortgage or other debt secured by my primary residence prior to the date of the closing for the sale of the Securities. I agree to promptly notify the Company if, between the date of this Letter and the date of the closing for the sale of the Securities, I incur any incremental mortgage or other debt secured by my primary residence. (NOTE: If the representation in the first sentence of this paragraph is untrue or becomes untrue prior to the date of the closing for the sale of the Securities, you may still be able to invest in the Securities. However, you must first contact the Company for additional instructions on how to calculate your net worth for purposes of this offering.)

To support the representations in Part A(2) above:

(You must check box (a) or (b).)

[ ]	(a)

I will deliver to the Company:

(i) Copies of bank statements, brokerage statements, other statements of securities holdings, certificates of deposit, tax assessments and/or appraisal reports issued by independent third parties that show my individual assets or my joint assets together with my spouse or Spousal Equivalent;

and

(ii) A copy of a consumer credit report for me (or copies of consumer credit reports for me and my spouse or Spousal Equivalent) issued by TransUnion, EquiFax or Experian.

I understand that each document described in paragraphs (i) and (ii) above must be dated no earlier than three months prior to the date of the closing for the sale of the Securities. I understand that I may redact any of these documents to avoid disclosing personally identifiable information, such as Social Security numbers, that is not necessary to confirm net worth.

OR

[ ]	(b)	In accordance with the procedures described below under the heading “Independent Third-Party Verification,” I will assist in arranging for a registered broker-dealer, SEC-registered investment adviser, licensed attorney or certified public accountant to deliver to the Company written confirmation of my status as an Accredited Investor based on my individual net worth or my joint net worth together with my spouse or Spousal Equivalent.

B-3

[ ]	(3)	Company Insider: I am a director or executive officer of the Company.

[ ]	(4)

Existing securityholder from Rule 506(b) offering before September 23, 2013. I am an existing securityholder of the Company and each of the following statements is true:

(An investor using this Part A(4) must check all four of the boxes (a) through (d) below.)

[ ]	(a)	I have previously purchased securities issued by the Company in a Rule 506 offering as an Accredited Investor, and that offering was consummated before September 23, 2013;

[ ]	(b)	I continue to hold the Company securities purchased in that Rule 506 offering;

[ ]	(c)	I certify that I qualify as an Accredited Investor as of the date of this Letter; and

[ ]	(d)	I undertake to promptly notify the Company if I cease to qualify as an Accredited Investor at any time between the date of this Letter and the date of the closing for the sale of the Securities.

[ ]	(5)	Professional Certifications, Designations and Other Credentials. I hold in good standing one or more of the following certifications, designations and/or credentials:

[ ]	(a)	Licensed General Securities Representative (Series 7);

[ ]	(b)	Licensed Investment Adviser Representative (Series 65); and/or

[ ]	(c)	Licensed Private Securities Offerings Representative (Series 82).

[ ]	(6)	Knowledgeable Employee. I am a “knowledgeable employee” (as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of the Company.

B-4

[ ]	(7)	Previous Investor. Each of the following statements is true:

[ ]	(a)	I participated in the Company’s offering(s) of securities on:

______________________

______________________

______________________

[ ]	(b)	I certify that I qualified as an Accredited Investor on each of the dates listed above.

[ ]	(c)	I certify that I qualify as an Accredited Investor as of the date of this Letter: and

[ ]	(d)	I undertake to promptly notify the Company if I cease to qualify as an Accredited Investor at any time between the date of this Letter and the date of the closing for the sale of the Securities.

B.

I am a LEGAL ENTITY that is:

(An investor using this Part B must check at least one box below. NOTE: An investor that checks any of boxes B(1) through B(18) must contact the Company for additional instructions.)

[ ]	(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

[ ]	(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

[ ]	(3)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (“Advisers Act”) or registered pursuant to the laws of a state.

[ ]	(4)	An investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act.

[ ]	(5)	An insurance company (as defined in Section 2(a)(13) of the Securities Act).

[ ]	(6)	An investment company registered under the Investment Company Act.

[ ]	(7)	A business development company as defined in Section 2(a)(48) of the Investment Company Act.

[ ]	(8)	A private business development company as defined in Section 202(a)(22) of the Advisers Act.

B-5

[ ]	(9)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or 301(d) of the Small Business Investment Act of 1958.

[ ]	(10)	A Rural Business Investment Company (as defined in Section 384A of the Consolidated Farm and Rural Development Act).

[ ]	(11)	An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

[ ]	(12)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

[ ]	(13)	An employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 (the “ERISA”) if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that are Accredited Investors.

[ ]	(14)	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a “sophisticated person” as described in Rule 506(b)(2)(ii) under the Securities Act.

[ ]	(15)

An entity in which all of the equity owners are Accredited Investors.

(NOTE: If box (15) is checked, each equity owner of the entity must individually complete and submit to the Company its own copy of this Letter.)

[ ]	(16)	An entity, of a type not listed above, not formed for the specific purpose of acquiring the Securities, owning “investments” (as defined in Rule 2a51-1(b) under the Investment Company Act) in excess of $5,000,000.

[ ]	(17)	A “family office” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act), (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the Securities, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment (a “Family Office”).

[ ]	(18)	A “family client” (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act) of a Family Office whose prospective investment in the Company is directed by such Family Office pursuant to Part B(17)(iii) above.

B-6

INDEPENDENT THIRD-PARTY VERIFICATION

(NOTE: An investor should only complete this section if, in Part A(1)(c) or A(2)(b) above, you have agreed to arrange for a third party to deliver written confirmation of your status as an Accredited Investor.)   To verify my status as an Accredited Investor, I hereby request that the Company or its agent contact:

Name:	_____________________________________

Firm name:	_____________________________________

Email:	_____________________________________

Telephone:	_____________________________________

Address:	_____________________________________

[ ] registered broker-dealer [ ] SEC-registered investment adviser [ ] licensed attorney [ ] certified public accountant

(NOTE: You must check one of the boxes above. If none are applicable, then you may not rely on independent third-party verification and you must instead directly submit to the Company copies of the other supporting documentation described in Part A(1)(a), A(1)(b) or A(2)(a) above.)

I understand that the Company will send to the person or firm named above a Verification Letter substantially in the form attached as Annex A. I have informed the person named above that the Company will contact him or her to verify my status as an Accredited Investor and I hereby authorize the Company and its agents to communicate with the person or firm named above to obtain such verification.

I understand that I am solely responsible for paying any fees charged by the person or firm named above in connection with verifying my status as an Accredited Investor.

SUPPORTING DOCUMENTATION

Within five (5) days after the date that I submit this Letter to the Company/, I will deliver to the Company, or arrange to have delivered to the Company on my behalf, all required supporting documentation.

B-7

All supporting documentation must be submitted to the Company either electronically, in PDF form, to Todd Sanders, Chief Executive Officer, Spirits Capital Corporation via email: todd@spiritscap.com or by mail or overnight service to 100 Bayview Circle, Suite 4100, Newport Beach, CA 92660.

I understand that the Company may request additional supporting documentation from me in order to verify my status as an Accredited Investor and I hereby agree to promptly provide any such additional supporting documentation.

I further understand that, even if I complete and execute this Letter and provide all additional supporting documentation requested by the Company, the Company may in its sole discretion refuse to accept my subscription for the Securities for any reason or for no reason.

RELIANCE ON REPRESENTATIONS; INDEMNITY

I understand that the Company and its counsel are relying upon my representations in the Letter and upon the supporting documentation to be delivered by me or on my behalf in connection with the Letter (collectively, the “Investor Information”). I agree to indemnify and hold harmless the Company, its directors, officers, representatives and agents, and any person who controls any of the foregoing, against any and all loss, liability, claim, damage and expense (including attorneys’ fees) arising out of or based upon any misstatement or omission in the Investor Information or any failure by me to comply with any covenant or agreement made by me in the Investor Information.

SHARING OF INVESTOR INFORMATION

I understand and agree that, upon giving prior notice to me, the Company may present the Investor Information to such parties as it deems appropriate to establish that the issuance and sale of the Securities (a) is exempt from the registration requirements of the Securities Act or (b) meets the requirements of applicable state securities laws.

INVESTOR’S SIGNATURE AND CONTACT INFORMATION

Date:	_______________________________

Name:	_______________________________

Signature:	_______________________________

Email address:	_______________________________

Mailing address:	_______________________________

_______________________________

_______________________________

_______________________________

Telephone number:	_______________________________

B-8

SPOUSE/SPOUSAL EQUIVALENT’S SIGNATURE AND CONTACT INFORMATION

(NOTE: The investor’s spouse or Spousal Equivalent need only sign this letter if the investor is a natural person proving its accredited investor status based on joint income or joint net worth with the spouse or Spousal Equivalent under Part A(1)(a) or Part A(2)(a). A spouse or Spousal Equivalent who signs this letter makes all representations set out in this letter, including those relating to joint income or joint net worth, as applicable, on a joint and several basis.)

Date:	_______________________________

Name:	_______________________________

Signature:	_______________________________

Email address:	_______________________________

Mailing address:	_______________________________

_______________________________

_______________________________

_______________________________

Telephone number:	_______________________________

B-9

Annex a

Form of Independent Third-Party Verification Letter

[FIRM NAME OR INDIVIDUAL NAME OF INDEPENDENT THIRD-PARTY]

[ADDRESS FOR INDEPENDENT THIRD-PARTY]

Dear [Mr./Mrs.] [NAME]:

Your client, [NAME OF PROSPECTIVE INVESTOR] (the “Prospective Investor”), has asked us to contact you directly to request that you verify the Prospective Investor’s status as an “accredited investor” (an “Accredited Investor”) as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). We are requesting this verification to ensure that the Prospective Investor is eligible to participate in a placement of securities (the “Offering”) by Spirits Capital Corporation (the “Company”) that is only open to Accredited Investors.

Based on representations made to us by the Prospective Investor, we understand that you are [a registered broker-dealer/an SEC-registered investment adviser/a licensed attorney/a certified public accountant]. We further understand that the Prospective Investor qualifies as an Accredited Investor based on [his/her] [income/net worth] (calculated pursuant to Rule 501(a) under the Securities Act), and that you have undertaken an independent analysis of the Prospective Investor’s status as an Accredited Investor at least once during the three-month period preceding the date of this letter.

Kindly check box (a) or (b) below and complete the blank, as applicable:

[  ] (a) I am [a registered broker-dealer/an SEC-registered investment adviser/a licensed attorney in good standing under the laws of the jurisdictions in which I am admitted to practice/a certified public accountant duly registered and in good standing under the laws of the jurisdiction of my residence or principal office]. I have taken reasonable steps to verify that the Prospective Investor is an Accredited Investor based on [his/her] [income/net worth] (whether individual or together with [his/her] spouse or spousal equivalent (as defined in Rule 501(j) under the Securities Act) and, based on those steps, I have determined that the Prospective Investor is an Accredited Investor. The most recent date as of which I have made such determination is ______________________. To my knowledge after reasonable investigation, no facts, circumstances or events have arisen after that date that lead me to believe that the Prospective Investor has ceased to be an Accredited Investor. I acknowledge that the Company will rely on this letter in determining the Prospective Investor’s eligibility to participate in the Offering and I consent to such reliance.

[  ] (b) I cannot confirm the Prospective Investor’s status as an Accredited Investor.

Once completed, please sign below and submit a copy of the countersigned letter to the Company by emailing it in PDF form to Todd Sanders, Chief Executive Officer, Spirits Capital Corporation via email todd@spiritscap.com or by mailing it to 100 Bayview Circle, Suite 4100, Newport Beach, CA 92660.

B-10

Sincerely,

Spirits Capital Corporation

By:
Name:	Todd Sanders
Title:	Chief Executive Officer
Date:

Countersigned:

[FIRM NAME]

By:
Name:
Title:
Date:

cc: [NAME OF PROSPECTIVE INVESTOR]

(NOTE: If you prefer to use a different form of documentation to confirm the Prospective Investor’s status as an Accredited Investor, please submit your alternative form of verification to the Company using one of the methods listed in the last full paragraph above. Note that if you use a different form of verification, it must be signed and dated and include, at a minimum: (a) confirmation of your status as a registered broker-dealer/an SEC-registered investment adviser/a licensed attorney in good standing under the laws of the jurisdictions in which you are admitted to practice/a certified public accountant duly registered and in good standing under the laws of the jurisdiction of your residence or principal office; (b) a statement that you have taken reasonable steps to verify that the Prospective Investor qualifies as an Accredited Investor based on his/he] income/net worth; (c) a statement that, based on those steps, you have determined that the Prospective Investor is an Accredited Investor; (d) the date as of which you most recently made that determination; (e) a statement that, to your knowledge after reasonable investigation, no facts, circumstances or events have arisen after that date that lead you to believe that the Prospective Investor has ceased to be an Accredited Investor; and (f) an acknowledgement that the Company will rely on your letter in determining the Prospective Investor’s eligibility to participate in the Offering and your consent to such reliance. The Company reserves the right to reject any alternative form of verification letter in its sole discretion.

B-11